Argo Group
INTERNATIONAL HOLDINGS, LTD.



KBW Insurance Conference

September 4, 2007

Forward-Looking Statements

This presentation contains "forward-looking statements" which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

The Argo Group Story

The Company

- Argo Group is an international specialty underwriter of property/casualty insurance focused on niche markets

The Objective

- To maintain our profitable growth record as we integrate our largest business combination to date

The Strategy

- Apply our proven business model in deploying capital in selected areas for maximum return





Growing an International Specialty Underwriter

Argo Group International Holdings, Ltd.

Growth and Profitability


1.
2.
3.
4.

Successful Business Model


Argo Group

Three Business Units

Focus: Specialty underwriter in niche markets

Argo Group Today

- Specialty underwriter in attractive niche areas of property, casualty insurance and reinsurance
- Headquarters: Bermuda
  - operates in 50 states and internationally
- Market Cap over $1B
- Three ongoing business segments
  - Excess and Surplus Lines (E&S)
  - Select Markets
  - International Specialty


Headquarters
Major business segment locations
Brussels

A Recap of Our Successful Business Model

3. **Expand position**
   – organically
   – selective acquisitions

1. **Target attractive niche markets**



4. **Results: Growth in premiums and earnings**

2. **Develop leading, differentiated positions**



A Different Type of Approach

Key Criteria In Selecting Niche Markets

- Sustained, profitable organic growth ✔
- Disciplined underwriting ✔
- Market leadership in a reasonable time frame ✔
- Higher margin, return ✔



Examples of Leadership Positions

P/C insurance for independent grocery stores	**Leader**
Workers' compensation for coal mines in Pennsylvania and Maryland	**Leader**
Insurance for retail fabricare industry	**Leader**
Commercial insurance for small / medium public entities	**Leader**
E&S market position	**Leader**





A Solid Record of Disciplined Growth

2006 Revenues*


90%+

New Businesses Last Six Years

Businesses acquired:

- Colony
- Rockwood

Assets acquired:

- Interstate
- Grocers
- Coregis
- Fulcrum

New businesses launched:

- Public Entity
- Argonaut Specialty

Organic Growth Strategies

- Cross Sell
- Increased Product Offerings



*Argonaut Group Only

An Impressive Growth Record…

Argo Group

Gross Written Premiums*


$1.2B
35%
CAGR
$272M
2001
2006

Total Assets*


$3.7B
18.3%
CAGR
$1.9B
2001
2006

*Argonaut Group Results Only

… With Continuing Improvement in Profitability

Argo Group


Combined Ratio
104%
*97%
*96%
94%
2003
2004
2005
2006

* Exclusive of losses from hurricane activity
Argonaut Group Results Only

Growing an International Specialty Underwriter

Growth and Profitability

Successful Business Model



Three Business Units

Focus: Specialty underwriter in niche markets

Three Growth Platforms

Argo Group
INTERNATIONAL HOLDINGS, LTD.

Excess & Surplus Lines*



- GWP $762M
- Operating Income up 77%

Select Markets*



- GWP $392M
- Operating Income up 33%

International Specialty



- New Bermuda-based platform

*Argonaut Group – 2006 Results

Three Growth Platforms

Argo Group
INTERNATIONAL HOLDINGS, LTD.

Excess & Surplus Lines*



- GWP $762M
- Operating Income up 77%

Select Markets*



- GWP $392M
- Operating Income up 33%

International Specialty

- New Bermuda-based platform

*Argonaut Group – 2006 Results

Excess & Surplus Lines:
Largest and Most Profitable Segment

Status
- Combined ratio of 88.9%
- Colony & Argonaut Specialty

Competitive advantages
- Excellent infrastructure
- Underwriting expertise
- Controlled distribution
- Rated 'A' (Excellent) by A.M. Best






Pre-Tax Operating Income
($M)


$37*
$58*
$102
2004
2005
2006

96.1% 92.6% 88.9%
Combined ratio

2007 YTD OI: $60.6M
2006 YTD OI: $40.3M

* Includes hurricane losses

Three Growth Platforms

Argo Group.
INTERNATIONAL HOLDINGS, LTD.

Excess & Surplus Lines*



- GWP $762M
- Operating Income up 77%

Select Markets*



- GWP $392M
- Operating Income up 33%

International Specialty

- New Bermuda-based platform

*Argonaut Group – 2006 Results



Select Markets:
Consistently Profitable Segment

Status

- Combined ratio of 89.4%
- Primarily retail-driven

Competitive advantages

- Expertise in niche markets
  - grocery stores
  - mining operations
  - laundry & dry cleaners
  - small/medium-size public entities









Pre-Tax Operating Income
($M)


$21*
$38*
$50
2004
2005
2006

96.6% 92.6% 89.4%

Combined ratio

2007 YTD OI: $26.1M
2006 YTD OI: $20.1M

* Includes hurricane losses

Group's Six-Month Results

	2007 Six Months	2006 Six Months	Change
Gross Written Premium	$ 564M	$ 528M	↑ 7%
Net Earned Premium	$ 416M	$ 400M	↑ 4%
Total Revenue	$ 476M	$ 453M	↑ 5%
Underwriting Income	$ 24M *	$ 20M	↑ 20%
Net Investment Income	$ 57M	$ 50M	↑ 14%
Operating Income	$ 74M *	$ 63M	↑ 17%

* Excludes approximately $10.2 million (pre-tax) of non-cash compensation expense

Three Growth Platforms

Argo Group.
INTERNATIONAL HOLDINGS, LTD.

Excess & Surplus Lines*



- GWP $762M
- Operating Income up 77%

Select Markets



- GWP $392M
- Operating Income up 33%

International Specialty



- New Bermuda-based platform

*Argonaut Group – 2006 Results

Acquisition and Creation of Peleus

Immediate Strengths

- A- rating by A.M. Best
- Appointed Andrew Carrier as Peleus president
  - Proven record of leadership
  - Built diversified books of business
- Utilize established infrastructure
- Well positioned for January 1, 2008 renewals






Combined Business Mix

Argo Group

Argonaut Group.
A NATIONAL SPECIALTY UNDERWRITER

Peleus

Specialty Insurance

- Excess & Surplus Lines
- Select Markets



~85%
~15%

International Specialty

- Quota share reinsurance of business partners
- Property reinsurance
- Prospective insurance opportunities

Strong Pro Forma Balance Sheet and Capital Base(1)

In millions	Argonaut Group	PXRE Assets Acquired	Argo Group Pro Forma(2)
Investment Portfolio	$2,613.1	$1,009.6	$3,622.7
Total Assets	3,849.5	1,168.7	5,005.4
Reserves	2,113.4	425.3	2,537.4
Stockholders' Equity	860.2	476.1	1,304.7
Indebtedness	144.3	167.1	368.5(3)
Total Capital	1,004.5	643.2	1,673.2
Book Value Per Share			$42.62
Total Leverage	14.3%	26.0%	22.0%

(1) As of June 30, 2007.
(2) Prepared on a pro-forma basis as of June 30, 2007. See August 7, 2007 Form 8-K for details.
(3) Includes $57 million in debt incurred in July 2007 to fund special dividend.

Minimal Sub-prime Exposure

Total Argo Group Investment Portfolio - $3.6 billion

- Sub-prime/Alt-A Exposure only 2.5% of total portfolio
  - Total exposure approx. $94 million
  - 46% Alt-A / 54% Sub-prime
  - 99% are AAA or AA rated
    - < $1 million A rated
    - None rated below A
  - 34% are 2006 Vintage, all AAA rated
- No holdings downgraded after rating actions by S&P & Moody's
- All securities have higher credit support today than when originally issued



A Perfect Strategic Fit

- ☑ New business lines → enhances product offering and diversification
- ☑ Strengthens competitive position vs. specialty underwriters
- ☑ Financial flexibility → more effective capital management
- ☑ Increased capacity to grow





Growing an International Specialty Underwriter

Argo Group, International Holdings, Ltd.

Growth and Profitability

Successful Business Model

Three Business Units

Focus: Specialty underwriter in niche markets

Continue to Execute Successful Business Model

Argo Group



1. Target attractive niche markets
2. Develop leading, differentiated positions
3. Expand position
   - organically
   - selective acquisitions
4. Results: Growth in premiums and earnings



Capital Deployment Strategy – Next 18 Months

- Deploy capital opportunistically across all three segments
  - M&A
  - International Specialty
  - Reduce reliance on third-party reinsurance
- Selective acquisitions of books of business and companies
- Reduce capital related to legacy businesses





Our Focus: Continuing to Improve ROE



13.3%
13.3%
14.8%
15%
2004
2005
2006
Goal

Argonaut Group Results Only

A Stronger and Better Positioned Specialty Underwriter

- Proven and successful business model
  - impressive growth, profitability and strong cash flow
- Acquisition creates powerful competitive force in specialty lines market
  - Bermuda platform advantages, further diversified mix, positioned as international player
- ROE-driven focus
  - effective capital deployment + high-margin focus = steady ROE improvement





Argo Group
INTERNATIONAL HOLDINGS, LTD.



KBW Insurance Conference

Thank you

Argo Group®
INTERNATIONAL HOLDINGS, LTD.



KBW Insurance Conference

Addendum

Acquisition and Creation of Peleus

Argo Group

Transaction Highlights



Structure

- Reverse merger of Argonaut into PXRE
- Each Argonaut share exchanged for 6.484 shares of PXRE
- $57M one-time pre-closing dividend to Argonaut shareholders

Ownership

- Shareholders: 73% Argonaut, 27% PXRE

New Business Lines

- New Bermuda-based platform: Peleus Re

Ratings

- Argonaut maintains current A.M. Best / S&P rating
- Peleus Re A.M. Best of A- (Excellent)

Attractive to All Shareholders

PXRE

Accretive
to market price

16%
per share

Argonaut Group
A NATIONAL SPECIALTY UNDERWRITER

Accretive
to book value

18%
per share

Percentages calculated on date of merger agreement



Thank you!